[Logo] M F S (R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)

                               [Graphic Omitted]

                         MFS(R) STRATEGIC
                         GROWTH FUND

                         ANNUAL REPORT o AUGUST 31, 1999




              ----------------------------------------------------
              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 35)
              ----------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 26
Independent Auditors' Report .............................................. 32
MFS' Year 2000 Readiness Disclosure ....................................... 34
Trustees and Officers ..................................................... 37


       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The current investment and economic environment bears little resemblance to last year's. One year ago, global economies were floundering, and the crisis in Asia threatened an already weak U.S. economy. Corporate earnings were flat, and economists used the word "deflation" for the first time in recent memory. Entering 1999, expectations for corporate earnings growth were lowered dramatically. In an attempt to foster U.S. growth, the Federal Reserve Board (the Fed) lowered interest rates.

As a result, this year the U.S. economy is booming and unemployment is low. Many corporations are focused on improving their profitability, and investors have been rewarded with positive surprises across a variety of industries. Our analysts predict that corporate earnings growth for 1999 will average 12% - 15%.

Global economies also are showing signs of strength, and the Asian crisis has passed. In fact, Japan's economic woes seem to have reached bottom. Although the process is in its infancy, some Japanese corporations not only are talking about restructuring and cost cutting, they also are beginning to take action, looking within to become more competitive and improve returns on equity. While still lagging the United States, Europe is beginning to restructure and consolidate. These signs of international growth have contributed to concerns that the U.S. economy now may be too strong.
In June, and again in August, the Fed raised rates by one-quarter of a percentage point to help ward off the specter of inflation.

After an unprecedented four years of 20% annual returns in the U.S. equity market, we fear that many investors have become accustomed to high returns and have lost sight of the risks they take on to achieve them. In the current market many investors are taking on additional risk - whether through day trading or investing in speculative Internet stocks.

Risks are as much a part of the market today as they were one year ago.
We believe the market remains overvalued, with stocks priced 30% above our analysts' earnings projections. And market narrowness has not abated; the top 25 stocks in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, are still the most overvalued. Such extreme overvaluation makes the stock market sensitive to interest-rate news and any negative earnings surprises. The Year 2000 (Y2K) computer problem is another factor causing investor concern. While we believe corporate America is well prepared to address any Y2K situations that may arise at year-end, no one can predict investor behavior. In our opinion, it is investor behavior that has the greatest potential to create market volatility.

We believe the best way to address Y2K and other market risks is through our continuing commitment to MFS Original Research(R) and our fundamental investment tenet of long-term investing. Whether markets are up or down, MFS analysts focus on analyzing industries and visiting companies to determine the long-term winners and the prices that will make them attractive opportunities. Because all companies will not benefit equally from the improving international environment, bottom-up research remains critical to identifying those that we believe are successfully restructuring, consolidating, and gaining market share.

Changes in market and economic conditions can't be predicted but should always be expected. The changes we have seen over the past year only reinforce our commitment to long-term planning and investing. We believe volatility helps to create opportunity for long-term investors to buy solid companies at attractive prices. For this reason, we are continuing to expand our domestic and international capabilities to ensure that MFS has primary, in-house research on companies worldwide. We believe that we have built the right investment team, backed by MFS Original Research, to take advantage of those opportunities for our shareholders.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended August 31, 1999, Class A shares of the Fund provided a total return of 54.40%, Class B shares 53.47%, Class C shares 53.40%, and Class I shares 55.08%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 39.83% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. These returns also compare over the same period to 40.56% for the average growth fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

Q. WHAT PROCESS IS USED TO SELECT STOCKS FOR THE FUND?

A. The Fund currently holds the stocks of more than 100 companies, each of which is covered by one of our research analysts and has received a top rating by MFS. The constant contact between MFS analysts and the managements of each individual holding is a reflection of the depth and strength of MFS Original Research(R), a proprietary process by which MFS selects stocks based on original analysis of the many factors that dictate a company's financial performance.

Q. WHAT ATTRIBUTES DO YOU LOOK FOR IN A STOCK?

A. First, we look for well-run businesses that exhibit strong cash flows and are poised for growth. We focus on growing industries, and we're attracted to market leaders. We like value-added companies whose products or services create a competitive advantage and strong financial returns. In addition, we believe strong management is crucial; no company can succeed over the long term without clear vision and solid execution. Last, we try to identify catalysts that may accelerate a company's earnings growth such as the introduction of a new product, the geographic expansion of a company's operations, or a favorable return on acquisitions.

Q. IN WHICH SECTORS ARE YOU FINDING PARTICULARLY ATTRACTIVE OPPORTUNITIES AT THIS TIME?

A. Technology remains our largest sector. We are very positive about the long-term benefits that technology offers in boosting global productivity. The portfolio's core technology holdings have performed well this year. The portfolio continues to have substantial investments in the software sector with companies such as Microsoft. In addition, we have turned a significant amount of our focus toward the semiconductor industry, including investments in companies such as Intel, Teradyne, LSI Logic, and Analog Devices. This cyclical group is emerging from the bottom of its cycle thanks to strengthening demand from the personal computer and telecommunications sectors and economic stabilization in the Asian countries. As with other cyclical industries, these firms historically have had immense earnings leverage upon recovery, reflected in growing profit margins and improved business visibility. As they emerge from their doldrums, we believe we may see a rapid acceleration in their revenue and earnings growth, leading to earnings surprises.

Q. WHAT ARE YOUR THOUGHTS ON ANOTHER RAPIDLY GROWING SECTOR, TELECOMMUNICATIONS?

A. We also find this industry to be particularly promising. There are tremendous opportunities in the wireless phone market. Growth in the use of wireless telecommunications is starting to accelerate in the United States and remains strong in Europe. Another area of telecommunications that is particularly exciting is data traffic, which has had huge growth driven by corporate and consumer use of the Internet. Significant recent telecommunications additions to the Fund include Sprint PCS, Nextel, and Mannesmann. In addition, MCI WorldCom has been a very large holding in the Fund for some time.

Q. WHICH INVESTMENTS DIDN'T TURN OUT AS WELL AS YOU WOULD HAVE LIKED?

A. Our health care holdings have been disappointing. The Fund has been underweighted in large-cap pharmaceutical stocks because we felt their valuations were overextended. The main problems for these companies were an overall lull in their new-product development and concerns regarding potential regulatory reform in the industry. We sought investments that we felt were immune to these trends, including American Home Products, Pharmacia & Upjohn, and Bristol-Myers Squibb. Unfortunately, they were pulled down with the rest of the sector. Retailing was another industry that struggled over the period. Investors were worried about the effects of rising interest rates on consumer spending. Nevertheless, we still hold investments in companies such as Wal-Mart, TJ Maxx, and the supermarket firm Kroger. That's because their fundamentals remain strong, the companies have posted very strong growth in their stores' comparable -- or year-over-year -- sales, and there is a significant amount of consolidation in the industry. I'd also mention CVS, another retailer, which encountered a unique problem. Investors were concerned about the effect on CVS's sales because of competition from drug store Web sites. However, we've held on to the stock because we believe the company has a very strong Internet strategy in place going forward.

Q. WHERE DO YOU SEE OPPORTUNITIES AS WE MOVE INTO THE YEAR 2000?

A. There are opportunities in many sectors. Technology should remain a fertile area, especially software. Historically, software stocks have traded at significant premiums to other technology subsectors, but that hasn't been the case this year because of fears related to possible software glitches. To date, there have been no significant Y2K problems for the group, and we think once we get beyond the turn of the year the market will come back to these stocks. As we mentioned, semiconductors and telecommunications also look promising. In addition, we believe cable will contribute to performance, as companies such as Comcast, Cox, and Time Warner roll out digital cable service. We believe that we may see an acceleration in the cash-flow growth for these companies.

   Looking more broadly, valuations in the stock market remain high. Our challenge remains finding companies whose extended valuations are justified or that are selling at particularly attractive prices.

   /s/ S. Irfan Ali                   /s/ Stephen Pesek
       S. Irfan Ali                       Stephen Pesek
       Portfolio Manager                  Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

   S. IRFAN ALI IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R). HE IS A PORTFOLIO MANAGER OF MFS(R) STRATEGIC GROWTH FUND AND MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND. HE JOINED MFS AS A RESEARCH ANALYST IN 1993 AFTER GRADUATING FROM HARVARD BUSINESS SCHOOL WITH AN M.B.A. DEGREE AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1996, VICE PRESIDENT IN 1997, AND PORTFOLIO MANAGER IN 1999. HE COMPLETED HIS BACHELOR'S DEGREE AT HARVARD IN 1989 AND WORKED AS A CORPORATE FINANCE ANALYST WITH FIRST BOSTON CORP. BEFORE GOING TO BUSINESS SCHOOL.

   STEPHEN PESEK IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS GROWTH STOCK FUND AND THE MASSACHUSETTS INVESTORS GROWTH STOCK SERIES OFFERED THROUGH MFS(R)/ SUN LIFE ANNUITY PRODUCTS. HE IS ALSO A PORTFOLIO MANAGER OF MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND, MFS(R) STRATEGIC GROWTH FUND, AND MFS(R) GROWTH SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)). MR. PESEK JOINED MFS IN 1994 AS A RESEARCH ANALYST FOLLOWING THE PHARMACEUTICAL, BIOTECHNOLOGY, AND ELECTRONICS INDUSTRIES. HE BECAME A PORTFOLIO MANAGER IN 1996 AND SENIOR VICE PRESIDENT IN 1999. PRIOR TO JOINING MFS, HE WORKED FOR SEVEN YEARS AT A MAJOR INVESTMENT FIRM AS AN EQUITY ANALYST. HE IS A GRADUATE OF THE UNIVERSITY OF PENNSYLVANIA AND HAS AN M.B.A. DEGREE FROM COLUMBIA UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                       SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:           JANUARY 2, 1996

  CLASS INCEPTION:                 CLASS A  JANUARY 2, 1996
                                   CLASS B  APRIL 11, 1997
                                   CLASS C  APRIL 11, 1997
                                   CLASS I   JANUARY 2, 1997

  SIZE:                            $1.4 BILLION NET ASSETS AS OF AUGUST 31, 1999

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1999. Index information is from January 1, 1996.)

                            MFS                 S&P 500
                        Strategic              Composite
                   Growth Fund - Class A         Index
                   ---------------------       ---------
January, 1996            $ 9,425               $10,000
August, 1996              11,555                10,745
August, 1997              18,435                15,113
August, 1998              20,845                16,336
August, 1999              32,183                22,842

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

THROUGH AUGUST 31, 1999

CLASS A
                                                  1 Year    3 Years      Life*
------------------------------------------------------------------------------
Cumulative Total Return                          +54.40%   +178.52%   +241.47%
------------------------------------------------------------------------------
Average Annual Total Return                      +54.40%   + 40.70%   + 39.83%
------------------------------------------------------------------------------
SEC Results                                      +45.52%   + 37.95%   + 37.59%
------------------------------------------------------------------------------

CLASS B
                                                  1 Year    3 Years      Life*
------------------------------------------------------------------------------
Cumulative Total Return                          +53.47%   +173.87%   +235.77%
------------------------------------------------------------------------------
Average Annual Total Return                      +53.47%   + 39.91%   + 39.19%
------------------------------------------------------------------------------
SEC Results                                      +49.47%   + 39.40%   + 38.85%
------------------------------------------------------------------------------

CLASS C
                                                  1 Year    3 Years      Life*
------------------------------------------------------------------------------
Cumulative Total Return                          +53.40%   +174.27%   +236.26%
------------------------------------------------------------------------------
Average Annual Total Return                      +53.40%   + 39.98%   + 39.25%
------------------------------------------------------------------------------
SEC Results                                      +52.40%   + 39.98%   + 39.25%
------------------------------------------------------------------------------

CLASS I
                                                  1 Year    3 Years      Life*
------------------------------------------------------------------------------
Cumulative Total Return                          +55.08%   +180.72%   +244.16%
------------------------------------------------------------------------------
Average Annual Total Return                      +55.08%   + 41.07%   + 40.13%
------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                  1 Year    3 Years      Life*
------------------------------------------------------------------------------
Average growth fund+                             +40.56%   + 22.36%   + 20.01%
------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#           +39.83%   + 28.58%   + 25.27%
------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1999. Index information is from January 1, 1996.
+ Source: Lipper Analytical Services, Inc.
# Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

A results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of A. Because operating expenses of B are greater than those of A, A performance generally would have been higher than B performance. The B performance included within the A SEC performance has been adjusted to reflect the maximum initial sales charge generall applicable to A rather than the CDSC generally applicable to B.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.
All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1999

FIVE LARGEST STOCK SECTORS

Technology                         36.7%

Leisure                            14.1%

Conglomerate, Special
Products/Services                  11.8%

Utilities & Communications          8.4%

Health Care                         7.9%

TOP 10 STOCK HOLDINGS

MICROSOFT CORP.  6.3%                         INTEL CORP.  2.1%
Computer software and systems company         Semiconductor manufacturer

TYCO INTERNATIONAL LTD.  4.7%                 TIME WARNER, INC.  2.0%
Security systems, packaging, and              Publishing and entertainment company
electronic equipment conglomerate

BMC SOFTWARE, INC.  2.8%                      COMPUTER ASSOCIATES INTERNATIONAL, INC.  1.9%
Computer software company                     Computer software company

MCI WORLDCOM, INC.  2.4%                      ORACLE CORP.  1.9%
Telecommunications company                    Database software developer and manufacturer

CISCO SYSTEMS, INC.  2.2%                     CVS CORP.  1.8%
Computer network developer                    Drug store chain

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 1999

Stocks - 97.0%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 92.3%
  Advertising - 1.2%
    Interpublic Group of Companies, Inc.                              100,600           $    3,986,275
    Omnicom Group, Inc.                                                29,700                2,238,637
    Outdoor Systems, Inc.*                                             50,400                1,628,550
    Young & Rubicam, Inc.                                             184,200                8,219,925
                                                                                        --------------
                                                                                        $   16,073,387
------------------------------------------------------------------------------------------------------
  Aerospace - 0.9%
    General Dynamics Corp.                                             28,100           $    1,770,300
    Raytheon Co., "A"                                                  41,400                2,778,975
    United Technologies Corp.                                         121,864                8,058,257
                                                                                        --------------
                                                                                        $   12,607,532
------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 1.0%
    Bank of New York Co., Inc.                                         42,900           $    1,533,675
    Chase Manhattan Corp.                                              29,800                2,493,887
    Fleet Financial Group, Inc.                                         7,031                  279,922
    Mellon Bank Corp.                                                  22,800                  760,950
    Providian Financial Corp.                                          77,000                5,977,125
    Wells Fargo Co.                                                    78,025                3,106,370
                                                                                        --------------
                                                                                        $   14,151,929
------------------------------------------------------------------------------------------------------
  Biotechnology - 0.9%
    Guidant Corp.                                                     207,800           $   12,195,262
------------------------------------------------------------------------------------------------------
  Broadcasting - 0.1%
    Westwood One, Inc.*                                                21,735           $      834,081
------------------------------------------------------------------------------------------------------
  Business Machines - 4.7%
    Affiliated Computer Services, Inc., "A"*                          297,926           $   12,736,336
    Motorola, Inc.                                                    163,600               15,092,100
    Seagate Technology, Inc.*                                         226,100                7,503,694
    Sun Microsystems, Inc.*                                           159,146               12,652,107
    Texas Instruments, Inc.                                           199,500               16,371,469
                                                                                        --------------
                                                                                        $   64,355,706
------------------------------------------------------------------------------------------------------
  Business Services - 2.9%
    At Home Corp.*                                                     15,000           $      601,875
    Ceridian Corp.*                                                   154,681                4,331,068
    Computer Sciences Corp.*                                          146,400               10,129,050
    Concord EFS, Inc.*                                                 41,800                1,551,825
    DST Systems, Inc.*                                                 76,281                5,072,686
    First Data Corp.                                                  414,750               18,249,000
                                                                                        --------------
                                                                                        $   39,935,504
------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 6.7%
    America Online, Inc.*                                              43,300           $    3,953,831
    Autodesk, Inc.                                                     18,600                  427,800
    Intuit, Inc.*                                                      39,800                3,564,588
    Microsoft Corp.*                                                  917,400               84,916,837
                                                                                        --------------
                                                                                        $   92,863,056
------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.9%
    EMC Corp.*                                                        142,700           $    8,562,000
    Yahoo, Inc.*                                                       27,200                4,012,000
                                                                                        --------------
                                                                                        $   12,574,000
------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 10.4%
    BMC Software, Inc.*                                               686,262           $   36,929,474
    Cadence Design Systems, Inc.*                                     418,940                5,708,057
    Citrix Systems, Inc.*                                              20,605                1,174,485
    Computer Associates International, Inc.                           440,270               24,875,255
    Compuware Corp.*                                                  765,552               23,110,101
    Etec Systems, Inc.*                                                33,250                1,463,000
    Gadzoox Networks, Inc.*                                               700                   63,263
    Oracle Corp.*                                                     706,525               25,788,162
    Rational Software Corp.*                                          260,000                7,036,250
    Siebel Systems, Inc.*                                              71,500                4,911,156
    SunGard Data Systems, Inc.*                                       361,800                9,045,000
    Synopsys, Inc.*                                                    11,000                  615,313
    VERITAS Software Corp.*                                            54,700                3,240,975
                                                                                        --------------
                                                                                        $  143,960,491
------------------------------------------------------------------------------------------------------
  Conglomerates - 5.0%
    AlliedSignal, Inc.                                                 69,100           $    4,232,375
    Kansas City Southern Industries, Inc.                              32,000                1,482,000
    Tyco International Ltd.                                           622,128               63,029,343
                                                                                        --------------
                                                                                        $   68,743,718
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 2.0%
    Clorox Co.                                                         53,200           $    2,407,300
    Dial Corp.                                                         29,791                  826,700
    Galileo International, Inc.                                       215,100               10,432,350
    Gillette Co.                                                       83,200                3,879,200
    Newell Rubbermaid, Inc.                                           243,300                9,975,300
    Service Corp. International                                        18,450                  254,841
                                                                                        --------------
                                                                                        $   27,775,691
------------------------------------------------------------------------------------------------------
  Containers - 0.2%
    Sealed Air Corp.*                                                  47,600           $    2,796,500
------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.7%
    General Electric Co.                                               60,300           $    6,772,444
    Honeywell, Inc.                                                    25,900                2,939,650
                                                                                        --------------
                                                                                        $    9,712,094
------------------------------------------------------------------------------------------------------
  Electronics - 8.6%
    Altera Corp.*                                                     274,570           $   11,566,261
    Analog Devices, Inc.*                                             389,400               20,054,100
    Applied Materials, Inc.*                                           42,600                3,027,262
    Atmel Corp.*                                                      347,500               13,661,094
    Cypress Semiconductor Corp.*                                       91,000                2,104,375
    Flextronics International Ltd.*                                    32,200                1,889,738
    Helix Technology Corp.                                             24,000                  678,000
    Integrated Device Technology, Inc.**                               59,400                1,158,300
    Intel Corp.                                                       338,184               27,794,497
    LSI Logic Corp.*                                                  328,700               18,653,725
    Micron Technology, Inc.*                                           24,000                1,789,500
    Novellus Systems, Inc.*                                            35,800                1,930,963
    Photronics, Inc.*                                                  15,000                  358,125
    Teradyne, Inc.*                                                   145,000                9,869,062
    Xilinx, Inc.*                                                      50,000                3,496,875
                                                                                        --------------
                                                                                        $  118,031,877
------------------------------------------------------------------------------------------------------
  Entertainment - 7.7%
    CBS Corp.*                                                        360,088           $   16,924,136
    Clear Channel Communications, Inc.*                               117,173                8,209,433
    Comcast Corp., "A"                                                257,300                8,394,412
    Cox Radio, Inc., "A"*                                              12,348                  654,444
    Disney (Walt) Co.                                                   4,250                  117,938
    Fox Entertainment Group, Inc.*                                      7,450                  171,816
    Gemstar International Group Ltd.*                                  20,800                1,435,200
    Harrah's Entertainment, Inc.*                                     237,652                5,347,170
    Hearst-Argyle Television, Inc.*                                    43,800                1,108,688
    Infinity Broadcasting Corp.*                                      755,500               20,445,719
    MediaOne Group, Inc.*                                             192,750               12,673,312
    Mirage Resorts, Inc.*                                              67,586                  882,842
    Time Warner, Inc.                                                 445,172               26,404,264
    Univision Communications, Inc., "A"*                               45,315                3,341,981
                                                                                        --------------
                                                                                        $  106,111,355
------------------------------------------------------------------------------------------------------
  Financial Institutions - 4.0%
    American Express Co.                                               47,132           $    6,480,650
    Associates First Capital Corp., "A"                               424,452               14,564,009
    CIT Group, Inc., "A"                                                2,667                   63,508
    Citigroup, Inc.                                                   309,450               13,751,184
    Federal Home Loan Mortgage Corp.                                   50,100                2,580,150
    Federal National Mortgage Assn                                     44,462                2,762,202
    Federated Investors, Inc., "A"                                     27,300                  501,637
    Franklin Resources, Inc.                                                6                      216
    Goldman Sachs Group, Inc.                                           6,200                  370,838
    Morgan Stanley Dean Witter & Co.                                  115,437                9,905,938
    State Street Corp.                                                 75,343                4,511,162
                                                                                        --------------
                                                                                        $   55,491,494
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.2%
    Anheuser-Busch Cos., Inc.                                          27,200           $    2,094,400
------------------------------------------------------------------------------------------------------
  Insurance - 1.9%
    American International Group, Inc.                                 88,193           $    8,174,389
    Aon Corp.                                                          29,000                  967,875
    CIGNA Corp.                                                       111,300                9,996,131
    Gallagher (Arthur J.) & Co.                                        50,000                2,731,250
    Hartford Financial Services Group, Inc.                            11,900                  540,706
    Lincoln National Corp.                                             93,080                4,363,125
                                                                                        --------------
                                                                                        $   26,773,476
------------------------------------------------------------------------------------------------------
  Internet - 0.7%
    Amazon.com, Inc.*                                                  49,300           $    6,131,688
    Ebay, Inc.*                                                        26,000                3,264,625
    VeriSign, Inc.*                                                     5,600                  606,550
                                                                                        --------------
                                                                                        $   10,002,863
------------------------------------------------------------------------------------------------------
  Machinery - 0.7%
    Danaher Corp.                                                     141,900           $    8,336,625
    Deere & Co., Inc.                                                  30,700                1,193,463
                                                                                        --------------
                                                                                        $    9,530,088
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 4.0%
    American Home Products Corp.                                      301,668           $   12,519,222
    Bausch & Lomb, Inc.                                               178,600               11,798,762
    Baxter International, Inc.                                         42,100                2,823,331
    Boston Scientific Corp.*                                           58,300                1,978,556
    Bristol-Myers Squibb Co.                                          200,072               14,080,067
    Pharmacia & Upjohn, Inc.                                          209,400               10,941,150
    Schering Plough Corp.                                              11,000                  578,188
                                                                                        --------------
                                                                                        $   54,719,276
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.3%
    Cardinal Health, Inc.                                             185,700           $   11,838,375
    Health Management Associates, Inc., "A"*                          143,443                1,147,544
    HEALTHSOUTH Corp.*                                                377,329                3,089,381
    Medtronic, Inc.                                                    54,600                4,272,450
    United HealthCare Corp.                                           196,727               11,963,461
                                                                                        --------------
                                                                                        $   32,311,211
------------------------------------------------------------------------------------------------------
  Oil Services - 0.1%
    Schlumberger Ltd.                                                  18,000           $    1,201,500
------------------------------------------------------------------------------------------------------
  Oils - 0.7%
    Apache Corp.                                                       75,000           $    3,412,500
    Conoco, Inc.                                                      164,900                4,431,687
    Exxon Corp.                                                        30,674                2,419,412
                                                                                        --------------
                                                                                        $   10,263,599
------------------------------------------------------------------------------------------------------
  Photographic Products - 0.1%
    Polaroid Corp.                                                     26,500           $      718,813
------------------------------------------------------------------------------------------------------
  Pollution Control
    Republic Services, Inc.*                                           19,700           $      214,238
------------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.2%
    Gannett Co., Inc.                                                 124,416           $    8,452,512
    Tribune Co.                                                        84,200                7,856,912
                                                                                        --------------
                                                                                        $   16,309,424
------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 2.1%
    Cendant Corp.*                                                     21,409           $      384,024
    Marriott International, Inc., "A"                                  16,100                  551,425
    McDonald's Corp.                                                  346,346               14,330,066
    Promus Hotel Corp.*                                               122,310                3,554,634
    Wendy's International, Inc.                                       388,100               10,866,800
                                                                                        --------------
                                                                                        $   29,686,949
------------------------------------------------------------------------------------------------------
  Special Products and Services - 0.3%
    Royal Caribbean Cruises Ltd.                                       95,500           $    4,470,594
------------------------------------------------------------------------------------------------------
  Stores - 5.1%
    Circuit City Stores, Inc.                                          14,300           $      614,900
    CVS Corp.                                                         565,596               23,578,283
    Home Depot, Inc.                                                   38,624                2,360,892
    Lowe's Cos., Inc.                                                  85,400                3,864,350
    Office Depot, Inc.*                                               384,531                4,013,542
    Rite Aid Corp.                                                    189,000                3,496,500
    TJX Cos., Inc.                                                    529,200               15,280,650
    Wal-Mart Stores, Inc.                                             400,376               17,741,662
                                                                                        --------------
                                                                                        $   70,950,779
------------------------------------------------------------------------------------------------------
  Supermarkets - 1.9%
    Kroger Co.*                                                       731,564           $   16,917,417
    Safeway, Inc.*                                                    198,700                9,251,969
                                                                                        --------------
                                                                                        $   26,169,386
------------------------------------------------------------------------------------------------------
  Technology - 0.7%
    Galileo Technology Ltd.*                                           23,700                1,235,363
    National Semiconductor Corp.*                                     307,600                8,670,475
                                                                                        --------------
                                                                                        $    9,905,838
------------------------------------------------------------------------------------------------------
  Telecommunications - 11.6%
    AT&T Corp.*                                                       189,700           $    6,070,400
    CIENA Corp.*                                                       15,000                  526,875
    Cisco Systems, Inc.*                                              437,524               29,669,596
    Corning, Inc.                                                     130,000                8,645,000
    Cox Communications, Inc.*                                         175,000                6,507,812
    General Instrument Corp.*                                          86,500                4,254,719
    Global TeleSystems Group, Inc.*                                   196,800                6,359,100
    JDS Uniphase Corp.                                                  9,175                  973,123
    Lucent Technologies, Inc.                                          23,648                1,514,950
    MCI WorldCom, Inc.*                                               429,124               32,506,143
    Net2Phone, Inc.*                                                      950                   80,750
    Network Solutions, Inc.*                                           10,000                  576,250
    Nextel Communications, Inc.*                                      278,125               16,079,102
    Nortel Networks Corp.                                              83,800                3,441,038
    NTL, Inc.*                                                         28,000                2,749,250
    QUALCOMM, Inc.*                                                    16,000                3,075,000
    Scientific-Atlanta, Inc.                                          141,300                7,241,625
    Sprint Corp. (PCS Group)*                                         281,350               16,810,662
    Tellabs, Inc.*                                                    108,700                6,474,444
    Winstar Communications, Inc.*                                     119,400                6,067,013
                                                                                        --------------
                                                                                        $  159,622,852
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.4%
    AES Corp.*                                                         89,000           $    5,401,188
------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.4%
    Frontier Corp.                                                    138,610           $    5,812,957
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                       $1,274,373,108
------------------------------------------------------------------------------------------------------
Foreign Stocks - 4.7%
  Finland - 0.5%
    Nokia Corp., ADR (Telecommunications)                              77,900                6,494,913
------------------------------------------------------------------------------------------------------
  Germany - 0.9%
    Mannesmann AG (Conglomerate)                                       76,150           $   11,696,621
------------------------------------------------------------------------------------------------------
  Ireland - 0.3%
    Elan Corp. PLC, ADR (Health Products)*                            139,100           $    4,459,894
------------------------------------------------------------------------------------------------------
  Japan - 0.1%
    Hitachi (Electronics)                                             196,000           $    1,991,640
------------------------------------------------------------------------------------------------------
  Netherlands - 0.5%
    Akzo Nobel N.V. (Chemicals)                                        56,100           $    2,614,163
    STMicroelectronics N.V. (Electronics)                              57,100                3,811,425
                                                                                        --------------
                                                                                        $    6,425,588
------------------------------------------------------------------------------------------------------
  Sweden - 0.2%
    Ericsson LM, ADR (Telecommunications)                              79,100           $    2,575,694
------------------------------------------------------------------------------------------------------
  Switzerland - 0.1%
    Nestle S.A. (Food and Beverage Products)                              622           $    1,229,444
------------------------------------------------------------------------------------------------------
  United Kingdom - 2.1%
    BP Amoco PLC, ADR (Oils)                                          170,975           $   19,170,572
    Colt Telecom Group PLC (Telecommunications)*                       42,000                3,680,250
    Freeserve Ordinary PLC (Computer Software -
      Systems)*                                                         9,450                   27,670
    Orange PLC (Telecommunications)                                   286,700                4,840,747
    Shire Pharmaceuticals Group PLC (Medical and Health
      Technology and Services)                                         68,800                1,720,000
                                                                                        --------------
                                                                                        $   29,439,239
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                    $   64,313,033
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,161,776,056)                                          $1,338,686,141
------------------------------------------------------------------------------------------------------

Convertible Preferred Stock - 0.2%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
------------------------------------------------------------------------------------------------------
  Insurance
    Lincoln National Corp. 1.85%                                      $25,300           $      531,300
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.2%
    Houston Industries, Inc., 7.00%                                    21,400           $    2,204,200
------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stock (Identified Cost, $2,173,739)                         $    2,735,500
------------------------------------------------------------------------------------------------------

Convertible Bond - 0.1%
------------------------------------------------------------------------------------------------------
  Financial Services - 0.1%
    Bell Atlantic Financial Services, Inc., 4.25s,
      2005## (Identified Cost $437,191)                               $   394           $      418,625
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.6%
------------------------------------------------------------------------------------------------------
    Associates Corp. of North America, due 9/01/99                    $12,100           $   12,100,000
    Federal Agricultural Mortgage Corp., due 9/02/99                    9,700                9,698,648
    Federal Home Loan Bank, due 9/21/99                                14,300               14,260,484
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                         $   36,059,132
------------------------------------------------------------------------------------------------------

Other Short-Term Obligations - 4.0%
------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
------------------------------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio
      (Identified Cost, $55,579,939)                                  55,579,939        $   55,579,939
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,256,026,057)                                     $1,433,479,337

Other Assets, Less Liabilities - (3.9%)                                                    (53,635,853)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                     $1,379,843,484
------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
AUGUST 31, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,256,026,057)        $1,433,479,337
  Cash                                                                    8,535
  Receivable for Fund shares sold                                     8,208,941
  Receivable for investments sold                                     9,101,025
  Interest and dividends receivable                                     554,541
  Deferred organization expenses                                            582
  Other assets                                                            4,618
                                                                 --------------
      Total assets                                               $1,451,357,579
                                                                 --------------
Liabilities:
  Payable for Fund shares reacquired                             $    1,091,668
  Payable for investments purchased                                  13,704,921
  Collateral for securities loaned, at value                         55,579,939
  Payable to affiliates -
    Management fee                                                       84,609
    Shareholder servicing agent fee                                      11,281
    Distribution and service fee                                        852,221
    Administrative fee                                                   1,614
  Accrued expenses and other liabilities                                187,842
                                                                 --------------
      Total liabilities                                          $   71,514,095
                                                                 --------------
Net assets                                                       $1,379,843,484
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $1,135,392,065
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                 177,454,465
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                    67,015,849
  Accumulated net investment loss                                       (18,895)
                                                                 ---------------
      Total                                                      $1,379,843,484
                                                                 ==============
Shares of beneficial interest outstanding                          49,407,107
                                                                   ==========
Class A shares:
  Net asset value per share
    (net assets of $512,993,899 / 18,207,097 shares of
     beneficial interest outstanding)                                 $28.18
                                                                      ======
  Offering price per share (100 / 94.25 of net asset
     value per share)                                                 $29.90
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $656,216,856 / 23,643,615 shares of
     beneficial interest outstanding)                                 $27.75
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $185,784,028 / 6,680,105 shares of
     beneficial interest outstanding)                                 $27.81
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $24,848,701 / 876,290 shares of
     beneficial interest outstanding)                                 $28.36
                                                                      ======
On sales of $50,000 or more, the offering price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1999
-------------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                      $  4,015,271
    Interest                                                          2,476,876
    Foreign taxes withheld                                              (58,338)
                                                                   ------------
      Total investment income                                      $  6,433,809
                                                                   ------------
  Expenses -
    Management fee                                                 $  7,076,430
    Trustees' compensation                                               42,312
    Shareholder servicing agent fee                                     996,099
    Distribution and service fee (Class A)                            1,225,522
    Distribution and service fee (Class B)                            4,442,942
    Distribution and service fee (Class C)                            1,243,558
    Administrative fee                                                  125,268
    Custodian fee                                                       278,504
    Printing                                                             98,656
    Postage                                                             168,911
    Auditing fees                                                        35,006
    Legal fees                                                            5,110
    Amortization of organization expenses                                   434
    Miscellaneous                                                       846,060
                                                                   ------------
      Total expenses                                               $ 16,584,812
    Fees paid indirectly                                                (38,544)
                                                                   ------------
      Net expenses                                                 $ 16,546,268
                                                                   ------------
        Net investment loss                                        $(10,112,459)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $ 79,987,269
    Foreign currency transactions                                        (2,029)
                                                                   ------------
      Net realized gain on investments and
        foreign currency transactions                              $ 79,985,240
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $220,381,007
    Translation of assets and liabilities in
      foreign currencies                                                (15,571)
                                                                   ------------
      Net unrealized gain on investments and foreign
        currency translation                                       $220,365,436
                                                                   ------------
        Net realized and unrealized gain on investments
          and foreign currency                                     $300,350,676
                                                                   ------------
          Increase in net assets from operations                   $290,238,217
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                    1999                       1998
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                          $  (10,112,459)              $ (2,562,560)
  Net realized gain on investments and foreign currency
    transactions                                                   79,985,240                 18,965,380
  Net unealized gain (loss) on investments and foreign
    currency translation                                          220,365,436                (49,616,495)
                                                               --------------               ------------
    Increase (decrease) in net assets from operations          $  290,238,217               $(33,213,675)
                                                               --------------               ------------
Distributions declared to shareholders -
  From net realized gain on investments (Class A)              $   (7,422,891)              $   (507,750)
  From net realized gain on investments (Class B)                  (8,619,831)                  (480,547)
  From net realized gain on investments (Class C)                  (2,303,504)                  (144,468)
  From net realized gain on investments (Class I)                    (774,501)                  (153,532)
                                                               --------------               ------------
    Total distributions declared to shareholders               $  (19,120,727)              $ (1,286,297)
                                                               --------------               ------------
Net increase in net assets from Fund share transactions        $  672,666,668               $413,615,724
                                                               --------------               ------------
      Total increase in net assets                             $  943,784,158               $379,115,752
Net assets:
  At beginning of period                                          436,059,326                 56,943,574
                                                               --------------               ------------
At end of period (including accumulated net investment
  loss of $18,895 and $23,310, respectively)                   $1,379,843,484               $436,059,326
                                                               ==============               ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED AUGUST 31,                          PERIOD ENDED
                                                       ---------------------------------------------              AUGUST 31,
                                                          1999               1998               1997                   1996*
----------------------------------------------------------------------------------------------------------------------------
                                                       CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $18.79             $16.79             $12.26                  $10.00
                                                        ------             ------             ------                  ------
Income from investment operations# -
  Net investment income (loss)(S)                       $(0.18)            $(0.14)            $(0.11)                 $ 0.02
  Net realized and unrealized gain on
    investments and foreign currency                     10.29               2.32               6.67                    2.24
                                                        ------             ------             ------                  ------
    Total from investment operations                    $10.11             $ 2.18             $ 6.56                  $ 2.26
                                                        ------             ------             ------                  ------
Less distributions declared to shareholders from
  net realized gain on investments and foreign
  currency transactions                                 $(0.72)            $(0.18)            $(2.03)                 $ --
                                                        ------             ------             ------                  ------
Net asset value - end of period                         $28.18             $18.79             $16.79                  $12.26
                                                        ======             ======             ======                  ======
Total return(+)                                          54.40%             13.07%             59.54%                  22.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                              1.38%              1.36%              1.29%                   0.44%+
  Net investment income (loss)                           (0.69)%            (0.66)%            (0.82)%                  0.23%+
Portfolio turnover                                         112%                56%                82%                    104%
Net assets at end of period (000 omitted)             $512,994           $168,536            $21,699                 $10,145

(S) For the periods ended August 31, 1997, and 1996, subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management and distribution fees, at not more than
    0.50% of average daily net assets. Prior to August 31, 1998, the investment adviser and the distributor voluntarily waived a portion of their management fee and distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund and/or if actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
    Net investment loss                                 $ --               $(0.15)            $(0.15)                 $(0.05)
    Ratios (to average net assets):
      Expenses##                                          --                 1.43%              1.59%                   1.84%+
      Net investment loss                                 --                (0.72)%            (1.12)%                 (0.66)%+
  * For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED AUGUST 31,            PERIOD ENDED
                                                                ----------------------------              AUGUST 31,
                                                                   1999                 1998                   1997*
--------------------------------------------------------------------------------------------------------------------
                                                                CLASS B
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                            $18.59               $16.75                  $12.53
                                                                 ------               ------                  ------
Income from investment operations# -
  Net investment loss(S)                                         $(0.35)              $(0.28)                 $(0.09)
  Net realized and unrealized gain on investments and
    foreign currency                                              10.18                 2.30                    4.31
                                                                 ------               ------                  ------
    Total from investment operations                             $ 9.83               $ 2.02                  $ 4.22
                                                                 ------               ------                  ------
Less distributions declared to shareholders from net                                                          $
  realized gain on investments and foreign currency
  transactions                                                   $(0.67)              $(0.18)                   --
                                                                 ------               ------                  ------
Net asset value - end of period                                  $27.75               $18.59                  $16.75
                                                                 ======               ======                  ======
Total return                                                      53.47%               12.12%                  33.76%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                       2.03%                2.08%                   2.02%+
  Net investment loss                                             (1.34)%              (1.36)%                 (1.46)%+
Portfolio turnover                                                  112%                  56%                     82%
Net assets at end of period (000 omitted)                      $656,217             $196,519                 $15,735
  (S) For the period ended August 31, 1997, subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management and distribution fees, at not more than 0.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
    Net investment loss                                          $ --                 $ --                    $(0.12)
    Ratios (to average net assets):
      Expenses##                                                   --                   --                      2.51%+
      Net investment loss                                          --                   --                     (1.95)%+
  * For the period from the inception of Class B, April 11, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED AUGUST 31,            PERIOD ENDED
                                                                ----------------------------              AUGUST 31,
                                                                   1999                 1998                   1997*
--------------------------------------------------------------------------------------------------------------------
                                                                CLASS C
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                            $18.63               $16.77                  $12.53
                                                                 ------               ------                  ------
Income from investment operations# -
  Net investment loss(S)                                         $(0.35)              $(0.28)                 $(0.09)
  Net realized and unrealized gain on investments and
    foreign currency                                              10.20                 2.31                    4.33
                                                                 ------               ------                  ------
    Total from investment operations                             $ 9.85               $ 2.03                  $ 4.24
                                                                 ------               ------                  ------
Less distributions declared to shareholders from net                                                          $
  realized gain on investments and foreign currency
  transactions                                                   $(0.67)              $(0.17)                   --
                                                                 ------               ------                  ------
Net asset value - end of period                                  $27.81               $18.63                  $16.77
                                                                 ======               ======                  ======
Total return                                                      53.40%               12.20%                  33.92%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                       2.03%                2.08%                   2.04%+
  Net investment loss                                             (1.34)%              (1.37)%                 (1.48)%+
Portfolio turnover                                                  112%                  56%                     82%
Net assets at end of period (000 omitted)                      $185,784              $52,668                  $6,048

(S) For the period ended August 31, 1997, subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management and distribution fees, at not more than 0.50% of average daily net assets. The investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
    Net investment loss                                          $ --                 $ --                    $(0.13)
    Ratios (to average net assets):
      Expenses##                                                   --                   --                      2.56%+
      Net investment loss                                          --                   --                     (1.99)%+
  * For the period from the inception of Class C, April 11, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED AUGUST 31,            PERIOD ENDED
                                                           ---------------------------------              AUGUST 31,
                                                                   1999                 1998                   1997*
--------------------------------------------------------------------------------------------------------------------
                                                                CLASS I
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                            $18.85               $16.80                  $12.08
                                                                 ------               ------                  ------
Income from investment operations# -
  Net investment loss(S)                                         $(0.08)              $(0.08)                 $(0.04)
  Net realized and unrealized gain on investments and
    foreign currency                                              10.34                 2.31                    4.76
                                                                 ------               ------                  ------
    Total from investment operations                             $10.26               $ 2.23                  $ 4.72
                                                                 ------               ------                  ------
Less distributions declared to shareholders from net                                                          $
  realized gain on investments and foreign currency
  transactions                                                   $(0.75)              $(0.18)                   --
                                                                 ------               ------                  ------
Net asset value - end of period                                  $28.36               $18.85                  $16.80
                                                                 ======               ======                  ======
Total return                                                      55.08%               13.32%                  39.24%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                       1.03%                1.08%                   0.94%+
  Net investment loss                                             (0.34)%              (0.37)%                 (0.40)%+
Portfolio turnover                                                  112%                  56%                     82%
Net assets at end of period (000 omitted)                       $24,849              $18,335                 $13,462
(S) For the period ended August 31, 1997, subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management and distribution fees, at not more than 0.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
    Net investment loss                                          $ --                 $ --                    $(0.06)
    Ratios (to average net assets):
      Expenses##                                                   --                   --                      1.14%+
      Net investment loss                                          --                   --                     (0.60)%+
  * For the period from the inception of Class I, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Strategic Growth Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Deferred Trustee Compensation - Effective July 24, 1999, under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan.

Security Loans - State Street Bank and Trust Company ("State Street"), as agent, may loan the securities of the fund to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

At August 31, 1999, the value of securities loaned was $54,260,819. These loans were collateralized by cash of $55,579,939, and U.S. Treasury securities of $325,621. Cash collateral is invested in short-term securities, which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and State Street in its capacity as lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and State Street. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 1999, $10,116,874 was reclassified from accumulated undistributed net realized gain on investments and foreign currency transactions to accumulated net investment loss due to differences between book and tax accounting for currency transactions and the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Fund's average daily net.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $12,010, for the year ended August 31, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

First $1 billion                     0.0150%
Next $1 billion                      0.0125%
Next $1 billion                      0.0100%
In excess of $3 billion              0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $947,877 for the year ended August 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $60,778 for the year ended August 31, 1999. Fees incurred under the distribution plan during the year ended August 31, 1999, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,949 and $780 for Class B and Class C shares, respectively, for the year ended August 31, 1999. Fees incurred under the distribution plan during the year ended August 31, 1999, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1999, were $21,759, $891,029, and $68,909 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,611,411,544 and $1,003,590,759, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $1,272,232,175
                                                                --------------
Gross unrealized appreciation                                   $  204,705,329
Gross unrealized depreciation                                      (43,458,167)
                                                                --------------
    Net unrealized appreciation                                 $  161,247,162
                                                                ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                           YEAR ENDED AUGUST 31, 1999          YEAR ENDED AUGUST 31, 1998
                                    ---------------------------------   ---------------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             15,943,773       $411,479,246       10,667,794       $224,279,952
Shares issued to shareholders in
  reinvestment of distributions            283,116          6,745,030           26,387            457,569
Shares reacquired                       (6,990,984)      (175,904,817)      (3,015,275)       (65,422,263)
                                        ----------       ------------       ----------       ------------
    Net increase                         9,235,905       $242,319,459        7,678,906       $159,315,258
                                        ==========       ============       ==========       ============

Class B Shares
                                           YEAR ENDED AUGUST 31, 1999          YEAR ENDED AUGUST 31, 1998
                                    ---------------------------------   ---------------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             16,880,873       $431,590,084       11,268,558       $234,302,856
Shares issued to shareholders in
  reinvestment of distributions            324,370          7,646,316           25,134            433,643
Shares reacquired                       (4,132,169)      (105,206,007)      (1,662,490)       (35,110,261)
                                        ----------       ------------       ----------       ------------
    Net increase                        13,073,074       $334,030,393        9,631,202       $199,626,238
                                        ==========       ============       ==========       ============

Class C Shares
                                           YEAR ENDED AUGUST 31, 1999          YEAR ENDED AUGUST 31, 1998
                                    ---------------------------------   ---------------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              5,551,263       $141,563,695        2,790,666       $ 57,991,612
Shares issued to shareholders in
  reinvestment of distributions             79,491          1,876,845            7,901            136,530
Shares reacquired                       (1,778,448)       (44,256,563)        (331,348)        (6,905,904)
                                        ----------       ------------       ----------       ------------
    Net increase                         3,852,306       $ 99,183,977        2,467,219       $ 51,222,238
                                        ==========       ============       ==========       ============

Class I Shares
                                           YEAR ENDED AUGUST 31, 1999          YEAR ENDED AUGUST 31, 1998
                                    ---------------------------------   ---------------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                310,485       $  7,959,479          277,623       $  5,707,697
Shares issued to shareholders in
  reinvestment of distributions             32,260            771,016            8,787            152,637
Shares reacquired                         (439,164)       (11,597,656)        (114,869)        (2,408,344)
                                        ----------       ------------       ----------       ------------
    Net increase (decrease)                (96,419)      $ (2,867,161)         171,541       $  3,451,990
                                        ==========       ============       ==========       ============

(6) Line of Credit
The Fund and other affiliated funds participate in a $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1999, was $7,311. The Fund had no significant borrowings during the year.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust I and Shareholders of MFS Strategic Growth
Fund:

We have audited the accompanying statement of assets and liabilities of MFS Strategic Growth Fund (the Fund), including the schedule of portfolio investments, as of August 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from January 2, 1996 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Growth Fund at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from January 2, 1996 (commencement of operations) to August 31, 1996, in conformity with generally accepted accounting principles.

                              /s/ Ernst & Young LLP

Boston, Massachusetts
October 9, 1999

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

   THE FUND HAS DESIGNATED $33,342,489 AS A CAPITAL GAIN DIVIDEND.

   FOR THE YEAR ENDED AUGUST 31, 1999, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR
   CORPORATIONS CAME TO 7.89%.

--------------------------------------------------------------------------------

                     MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) STRATEGIC GROWTH FUND

TRUSTEES                                            ASSISTANT TREASURERS
Richard B. Bailey* - Private Investor;              Mark E. Bradley*
Former Chairman and Director (until 1991),          Ellen Moynihan*
MFS Investment Management                           James O. Yost*

Marshall N. Cohan - Private Investor                SECRETARY
                                                    Stephen E. Cavan*
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;              ASSISTANT SECRETARY
Professor of Surgery, Harvard Medical School        James R. Bordewick, Jr.*

The Hon. Sir J. David Gibbons, KBE - Chief          CUSTODIAN
Executive Officer, Edmund Gibbons Ltd.;             State Street Bank and Trust Company
Chairman, Colonial Insurance Company, Ltd.
                                                    AUDITORS
Abby M. O'Neill - Private Investor                  Ernst & Young LLP

Walter E. Robb, III - President and Treasurer,      INVESTOR INFORMATION
Benchmark Advisors, Inc.; President, Benchmark      For MFS stock and bond market outlooks, call
Consulting Group, Inc.                              toll free: 1-800-637-4458 anytime from a
                                                    touch-tone telephone.
Arnold D. Scott* - Senior Executive Vice
President, Director, and Secretary, MFS             For information on MFS mutual funds, call your
Investment Management                               financial consultant or, for an information
                                                    kit, call toll free: 1-800-637-2929 any
Jeffrey L. Shames* - Chairman, Chief Executive      business day from 9 a.m. to 5 p.m. Eastern time
Officer, and Director, MFS Investment               (or leave a message anytime).
Management
                                                    Investor Service
J. Dale Sherratt - President, Insight               MFS Service Center, Inc.
Resources, Inc.; Managing General Partner,          P.O. Box 2281
Wellfleet Investments; Chief Executive Officer,     Boston, MA 02107-9906
Cambridge Nutraceuticals Ward Smith - Former
Chairman (until 1994), NACCO Industries             For general information, call toll free:
                                                    1-800-225-2606 any business day from 8 a.m. to
INVESTMENT ADVISER                                  8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                 For service to speech- or hearing-impaired,
Boston, MA 02116-3741                               call toll free: 1-800-637-6576 any business day
                                                    from 9 a.m. to 5 p.m. Eastern time. (To use
DISTRIBUTOR                                         this service, your phone must be equipped with
MFS Fund Distributors, Inc.                         a Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                               For share prices, account balances, and
                                                    exchanges, call toll free: 1-800-MFS-TALK
CHAIRMAN AND PRESIDENT                              (1-800-637-8255) anytime from a touch-tone
Jeffrey L. Shames*                                  telephone.

PORTFOLIO MANAGERS                                  World Wide Web
S. Irfan Ali*                                       www.mfs.com>
Stephen Pesek*

TREASURER
W. Thomas London*

*Affiliated with the Investment Adviser

MFS(R) STRATEGIC GROWTH FUND                                        ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)1999 MFS Investment Management.(R)

MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                              MSG-2  10/99  121M  90/290/390/890